SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549



FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 7, 2008



SCOTT'S LIQUID GOLD-INC.
(Exact name of Registrant as specified in its charter)

Colorado              001-13458              84-0920811
(State or other       (Commission           (I.R.S. Employer
 jurisdiction of       File Number)          Identification No.)
 incorporation)

4880 Havana Street, Denver, CO             80239

(Address of principal executive offices) (Zip Code)

Registrant's telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]	Written communications pursuant to Rule 425 under the Securities
	Act (17 CFR 230.425)
[  ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
[  ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
	Exchange Act (17 CFR 240.14d-2(b))
[  ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
	Exchange Act (17 CFR 240.13e-4(c))




Item 2.02	Results of Operations and Financial Condition.

	On March 7, 2008 Scott's Liquid Gold-Inc. announced in a press release its operating results for the quarter and year ended December 31, 2007. The press release is attached as Exhibit 99.





Item 9.01	Financial Statements and Exhibits.

	Exhibits.

	The following exhibit accompanies this Report:

      Exhibit No.        Document
          99             Press Release dated March 7, 2008
                         concerning results of operations.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           SCOTT'S LIQUID GOLD-INC.
                                           (Registrant)

Date: March 10, 2008                       /s/ Jeffry B. Johnson
                                           ----------------------------
                                           By: Jeffry B. Johnson
                                           Chief Financial Officer and
                                           Treasurer


EXHIBIT INDEX

Exhibit
Number         Document

   99 Press Release dated March 7, 2008 concerning results of operations.